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                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

                           ZENITH SURVIVORSHIP LIFE

                       Supplement dated October 5, 1999
                      to Prospectus dated April 30, 1999

  In the section "Transfer Option," the Prospectus indicates that we currently allow twelve sub-account transfers per Policy year. We are revising this policy. Our current policy is to allow an unlimited number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. We also retain the right to reimpose limits on sub-account transfers in a Policy year, and we may adopt procedures to limit excessive transfer activity that could disrupt the management or performance of the Eligible Funds, all as described in your prospectus.




VL-132-99